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                                                                    EXHIBIT 10.1
                                LEASE AGREEMENT


            THIS LEASE, made this 22nd day of August, 1997, between MCCONNELL DEVELOPMENT, INC. and 700 FRENCHTOWN DEVELOPMENT CORPORATION, a Delaware limited liability corporation (hereinafter called "Landlord"), and AMAZON.COM, INC. a Delaware corporation, (hereinafter called "Tenant"). In consideration of the premises and the covenants, conditions and rents hereinafter set forth, it is agreed as follows:

         1. PREMISES AND TERM; RENEWAL OPTIONS

            (a) Landlord does hereby lease, demise and let to Tenant, and Tenant does hereby lease, take and accept from Landlord, the "Premises", known as Centerpointe Business Complex, 700 Frenchtown Road, New Castle, Delaware, being comprised of approximately two hundred thousand (200,000) square feet of space located in a one story warehouse building ("Building") to be built by Landlord, as outlined in red on the building and site plan attached hereto-as EXHIBIT A, which Building shall contain a net leasable area of two hundred thousand (200,000) square feet and is located on all that lot of ground in New Castle, Delaware more fully described in EXHIBIT B attached hereto.

            The Premises shall be delivered to Tenant in two phases: (i) the first phase ("Phase I Premises") shall be delivered on or before November 1, 1997, and shall consist of 100,000 square feet, including 5,000 square feet of finished office space, in the area designated as the Phase I Premises on Exhibit B; and (ii) the second phase ("Phase II Premises") shall be delivered on or before January 1, 1998, and shall consist of the remaining 100,000 square feet, including 5,000 square feet of finished office space, in the area designated as the Phase II Premises on Exhibit B. As used in this Lease, "Premises" includes the Phase I Premises and the Phase II Premises.

            (b) The term of this Lease with respect to the Phase I Premises shall commence on the date which is later to occur of the date on which the Phase I Premises are substantially completed (as defined below) or November 1, 1997 ("Phase I Commencement Date"). The term of this Lease with respect to the Phase II Premises shall commence on the date which is later to occur of the date upon which the Phase II Premises are substantially completed or January 1, 1998 ("Phase II Commencement Date"). The term of this Lease shall expire on the last day of the 60th full month after the Phase I Commencement Date ("Termination Date"). Landlord shall give Tenant written notice of Landlord's making application for a certificate of occupancy for each phase of the Premises fifteen (15) days prior to making such application, and upon Landlord's receipt of a temporary certificate of occupancy for each phase of the Premises, Landlord shall immediately give Tenant written notice thereof. When the substantial completion date for each phase has been determined, Landlord and Tenant shall within 5 business days thereafter execute a written agreement confirming such date as the applicable Commencement Date.

            If Landlord, for any reason, cannot deliver possession of each phase of the Premises to Tenant upon the applicable Commencement Date, this Lease shall not be void or violable, but the provisions of Section 2(c)shall apply. Notwithstanding the foregoing, if Landlord cannot deliver


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possession of all of the Premises to Tenant on or before April 1, 1998, this
Lease shall be voidable by Tenant upon written notice to Landlord within 30 days thereafter.

            Each phase of the Premises shall be deemed "substantially completed" when (i) such phase is accessible and fully usable by Tenant for its normal business operations, (ii) a valid temporary certificate of occupancy permitting the use of such phase of the Premises for Tenant's intended use has been issued by the City of New Castle, Delaware, and (iii) RHJ Associates has executed a certificate to Tenant certifying that Landlord's Work (as defined in Section 2) has been substantially completed in accordance with the plans and specifications approved by Landlord and Tenant. The foregoing notwithstanding, a phase of the Premises shall not be deemed to be substantially completed if any details of construction, decoration or mechanical adjustment, or cleanup remain to be done in the Premises or any part thereof, that will, in Tenant's reasonable judgment, substantially impair, reduce or hinder its ability to utilize such phase of the Premises, or that might expose any of Tenant's computers, electrical or electronic equipment to damage or reduced performance.

            (c) Tenant shall have the option to renew the term of this Lease for two renewal terms (each, a "Renewal Term") of five (5) years each, such renewals to be upon the covenants, terms and conditions as set forth in this Lease, except that annual rent for a Renewal Term shall be established as described below. In order to exercise an option to renew, Tenant shall give written notice to Landlord not less than one hundred eighty (180) days prior to the end of the then-current Lease term.

            The annual rent for each Renewal Term shall be equal to the "Fair Market Rental Value" (defined below) of the Premises as of the commencement of such Renewal Term.

            "Fair Market Rental Value" shall be determined as follows:
Landlord and Tenant shall seek to agree as to the Fair Market Rental Value within thirty (30) days after Tenant gives Landlord notice of its election to renew this Lease. If Landlord and Tenant do not agree about Fair Market Rental Value within such thirty (30) day period, the following provisions shall apply:

        Within fifteen (15) days after the expiration of the above-mentioned thirty (30) day period, Landlord and Tenant shall each identify an impartial person to act as a valuation expert and notify the other thereof. The expert specified in each such notice must be a commercial real estate M.A.I. appraiser conducting business in New Castle, Delaware and having not less than five (5) years' active experience as a real estate M.A.I appraiser in the commercial and industrial leasing market in New Castle, Delaware. If either party fails to appoint an expert within such fifteen (15) day period, then the determination of the expert first appointed shall be final, conclusive and binding on both parties.

        The named experts shall together determine the Fair Market Rental Value. In making such determination, the experts shall consider the rentals at which leases are being concluded for comparable space in comparable buildings in the New Castle, Delaware region. If the experts fail to agree on the Fair Market Rental Value within thirty (30)


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        days of their appointment and the difference in their conclusions about
        Fair Market Rental Value is ten percent (10%) or less of the lower of the two determinations, Fair Market Rental Value shall be the average of the two determinations.

        If the two experts fail to agree on Fair Market Rental Value and the difference between the two determinations exceeds ten percent (10%) of the lower of the two determinations, then the experts shall appoint a third expert, similarly impartial and qualified, to determine the Fair Market Rental Value. Such third expert shall determine the Fair Market Rental Value within thirty (30) days of his or her appointment, and the average of the determinations of the two closest experts is final, conclusive and binding on Landlord and Tenant. Landlord and Tenant shall each execute and deliver an agreement confirming annual rent for the Renewal Term.

        Landlord and Tenant shall each pay the fees of any expert appointed by Landlord and Tenant, respectively, and Landlord and Tenant shall each pay one-half (1/2) of the fees of the third expert, if any.

        Notwithstanding anything to the contrary contained herein, in no event shall the annual rent payable during either Renewal Term be less than the annual rent which was payable during the preceding term.

        2. LANDLORD'S WORK; RELOCATION OPTION

            (a) Landlord shall, at no cost to Tenant, construct the Building, which shall be a twenty-four (24) foot clear warehouse building containing approximately 200,000 leasable rentable square feet of space, and shall finish the interior of the Premises on a "turn key" basis, pursuant to this Lease, the Work Letter attached, hereto as Exhibit C, and the space plan prepared by RHJ Associates dated August 21, 1997, a copy of which is attached hereto as Exhibit
D. (Such construction of the Building and such finishing of the interior of the Premises on a "turn-key" basis are referred to collectively as "Landlord's Work"). In connection with Landlord's Work, Landlord shall provide, at its cost and expense, all preliminary and final plans, drawings and specifications, and Landlord shall arrange and pay for all necessary and desirable architectural and space planning work. All plans and specifications for the finishing of the interior of the Premises, all architectural and space planning work, and the cost of the work to finish the interior of the Premises, shall be mutually approved by Landlord and Tenant. Tenant agrees that when any such approval is requested of Tenant by Landlord, Tenant shall respond to Landlord within five
(5) business days of Landlord's request. In the event that Tenant shall disapprove of any item for which its approval is sought, Tenant shall clearly state the reasons therefor. The parties agree that in the event that all plans and specifications for the finishing of the interior of the Premises, all architectural and space planning work, and the cost of the work to finish the interior of the Premises are not agreed upon by Landlord and Tenant on or before September 15, 1997, then Landlord shall not be obligated to deliver the Phase I Premises on or before November 1, 1997 or the Phase II Premises on or before January 1, 1998; rather the applicable commencement date shall be extended by one day for each day between September 15, 1997 and the date that all such items have been approved. All of Landlord's Work shall be done in a good and workmanlike manner. All of Landlord's Work shall


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be done in compliance with the approved plans and specifications, all applicable provisions of this Lease and all applicable laws, ordinances, directions, rules and regulations of governmental authorities having jurisdiction thereof.
Landlord shall, at its sole cost and expense, obtain any governmental permits required in connection with Landlord's Work.

            (b) Landlord shall promptly correct all defects in Landlord's Work and all failures of Landlord's Work to conform to the plans and specifications for such Work which have been agreed upon by Landlord and Tenant, which defects or nonconformities are discovered before or within one year after the date upon which Tenant first occupies the applicable phase of the Premises. Landlord shall bear all costs of correcting Landlord's Work. Landlord and Tenant shall each give the other prompt written notice after discovering the existence of any such defects or nonconformities in Landlord's Work.

            (c) If, on or before September 30, 1997, Landlord and Tenant agree that the Phase I Premises are not likely to be completed by November 1, 1997, or if the Phase I Premises are not in fact substantially completed by November 1, 1997, then Landlord shall provide occupancy for Tenant in an approximately 36,000 square foot warehouse building controlled by Landlord and located at 1600 Johnson Way, New Castle, Delaware ("Temporary Space"). Tenant shall have occupancy in the Temporary Space commencing November 1, 1997 and terminating fifteen (l5)days after the Phase I Premises have been substantially completed. Tenant's occupancy in the Temporary Space shall be free of rent and all other charges.

                  In addition, if the Phase I Premises are not substantially completed by November 1, 1997, then for every day thereafter that the Phase I Premises are late, Landlord shall pay to Tenant the amount of One Thousand Four Hundred Dollars ($1,400) per day for every day until the Phase I Premises have been substantially completed. If the Premises are not substantially completed by April 1, 1998, and Tenant terminates this Lease pursuant to Section 1(b), then Landlord shall immediately pay all amounts owed under this Section 2(c) to Tenant. If the Premises are substantially completed prior to April 1, 1998, all amounts owed by Landlord to Tenant under this Section 2(c) and not paid by Landlord may be deducted from and offset against Basic Rental and all other additional rent until all such amounts have been recovered by Tenant.
Landlord's maximum obligation under this Section 2(c) shall be Two Hundred
Fifty Thousand Dollars ($250,000). This Section 2(c) shall survive the termination of this Lease. Tenant shall be allowed to vacate the Temporary Space when the Phase I Commencement Date has been achieved.

        3. RENT

            (a) Tenant covenants to pay to Landlord at such place as Landlord shall from time to time direct, basic rent ("Basic Rental") computed at Four and 44/100 Dollars ($4.44) per year per leasable square foot. Accordingly, the Basic Rental for the Phase I Premises shall be $37,000.00 per month, and the Basic Rental for the Phase II Premises shall be $37,000.00 per month. Such Basic Rental shall be payable in equal monthly installments in advance and without demand, commencing on the Phase I Commencement Date and the Phase II Commencement Date, as the case may be.


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            Landlord and Tenant acknowledge and agree that the precise leasable square foot area of the Premises cannot be determined until such time as the Premises are substantially completed. Upon the substantial completion of each phase of the Premises, Landlord and Tenant shall, at Landlord's expense, determine the precise leasable square foot area of the Premises using the BOMA standard of measurement for industrial type space and, upon such determination, Landlord and Tenant shall execute a certificate setting forth such area, and based upon such area, the Basic Rental payable under this Section 3. Within 30 days after such determination is made, if the actual leasable square foot area of each phase of the Premises is determined to be less than 100,000 square feet, Landlord shall refund any excess Basic Rental previously paid by Tenant. If the actual leasable square foot area of each phase of the Premises is determined to be greater than 103,000 square feet, Tenant shall be under no obligation to pay Basic Rental for any space in excess of 103,000 leasable square feet.

            (b) The payment of Basic Rental shall be net to the Landlord, and accordingly shall be in addition to and over and above all other payments to be made by Tenant as hereinafter provided and all expenses pertaining to the ownership, maintenance and use of the premises, except as expressly set forth herein, it being the purpose and intent of the Landlord and Tenant that the rent payable hereunder shall when received by Landlord be absolutely net to it, and that except as expressly provided in Section 11(c) hereafter all costs, charges, expenses and obligations of every kind relating to the ownership of the Premises and the use thereof which may arise or become due during the term of this Lease shall be paid by Tenant and that Landlord shall be indemnified and saved harmless by Tenant from and against same.

            (c) Tenant covenants to pay when due, without any abatement, deduction or set-off, the rent provided for herein and to pay as additional rent when due all other sums, costs, charges and expenses payable by Tenant under this Lease, and, in the event of any nonpayment thereof, such sums shall be collected as rent, and Landlord shall have all the rights and remedies provided for herein or by law in the case of nonpayment of rent. All payments of rent, additional rent, and any other charges required to be paid hereunder which are not paid promptly by Tenant to Landlord when due shall be subject to a late charge of one and 1.0% per month outstanding.

        4. TAXES

            Tenant covenants to pay Landlord, as additional rental, one hundred percent (100%) of any real estate taxes and assessments, as hereinafter defined, levied on the land and improvements of which the Premises are a part as follows:

            (a) Real estate taxes and assessments shall be adjusted and pro-rated to the Commencement Date or the Termination Date of the term as the case may be.

            (b) Tenant shall pay its share of such real estate taxes and assessments as set forth above within thirty (30) days before such taxes and assessments are delinquent, provided that Landlord has delivered a statement of its calculations supported by copies of the actual billings rendered to Landlord.


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            (c) For purposes of this paragraph, the term "real estate taxes and assesments" shall include any public charges against the land and improvements of which the Premises are a part (including assessments by any County, Municipal, Metropolitan District or Commission). Landlord represents to Tenant that it has been advised by the City of New Castle that the Premises is entitled to the benefit of a ten-year real estate tax abatement program (applicable to the City of New Castle portion of the tax bill only), which shall be in effect for ten years from and after the Phase I Commencement Date. If the Premises do not receive the benefit of the ten (10) year real estate abatement program, then Landlord and Tenant shall each be responsible for one-half (1/2) of all additional taxes due during the Lease term by reason of not receiving the abatement.

            (d) The Tenant shall have the right to contest the amount or validity, in whole or in part, of any increase in such real estate taxes and assessments in the name of the Landlord or the Tenant, as required, by appropriate proceedings diligently conducted in good faith and the Landlord agrees to fully cooperate in any such efforts by the Tenant, at the expense of Tenant. If the payment of the tax or assessment would operate as a bar to the proceedings or to materially interfere with its prosecution, the Tenant may require the Landlord to postpone or to defer the payment of the tax (and Landlord may require the Tenant to post bond or security to defer the payment) so long as the Premises would not, in the reasonable opinion of Landlord by reason of the postponement, be in danger of being forfeited or lost. Any interest or penalty incurred by reason of the postponement of the payment of the taxes shall be paid by the Tenant.

        5.      INTENTIONALLY DELETED.

        6. SNOW REMOVAL, PARKING LOT MAINTENANCE, GRASS CUTTING, LANDSCAPING, SECURITY, 1% MANAGEMENT FEES, COMMON AREA ELECTRIC, AND OTHER COMMON AREA CHARGES

            (a) Tenant covenants to pay Landlord, as additional rental, one hundred percent (100%) of all reasonable costs incurred for snow removal, parking lot maintenance, grass cutting, landscaping, security, common area electric, and other common area charges (collectively, "Common Area Expenses") during the term of the Lease. The Common Area Expenses shall also include (i) a management fee ("Management Fee") for Landlord's services in operating and maintaining the common areas, such fee not to exceed one percent (1%) of the Basic Rental per year and (ii) fire and extended coverage insurance to be maintained by Landlord with respect to the Building, rental insurance covering a period of twelve (12) months and Three Million Dollars ($3,000,000) coverage for general commercial liability insurance. Notwithstanding the foregoing, the following items shall be excluded (or as applicable, deducted) from Common Area
Expenses: costs resulting from the correction of any latent construction defects in all or any portion of the Premises, or any condition that is not in compliance with applicable laws, codes, rules or regulations; payments of principal, interest or other payments on any kinds of mortgages or trust deeds or other liens securing all or any part of the Premises; Landlord's general overhead and other expenses not related to Premises; legal and professional fees incurred by Landlord in negotiating and enforcing a ground lease and financing for the Premises and leases with other tenants; the cost of defending against claims relating to the existence or release of hazardous substances or materials at the Premises and cost of cleanup of any such hazardous substances or materials (except with respect to those costs for which Tenant is otherwise responsible pursuant to the express terms of this Lease);


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and amounts received by Landlord through proceeds of insurance to the extent proceeds are compensation for expenses that were previously included in the Common Area Expenses.

            (b) Annual Estimate of Common Area Expenses

                  No later than thirty (30) days prior to the Phase I Commencement Date, Landlord shall estimate and notify Tenant in writing of the amount of Common Area Expenses to be paid by Tenant for the remainder of the calendar year in which the Phase I Commencement Date occurs. During the remainder of such calendar year, Tenant shall pay Common Area Expenses to Landlord based upon such estimate. Such Common Area Expenses shall be payable as additional rent, in equal monthly installments, in the same manner and together with Basic Rental.

                  No later than ninety (90) days after the commencement of each calendar year after the calendar year in which the Phase I Commencement Date occurs, Landlord shall estimate and notify Tenant in writing of the amount of Common Area Expenses to be paid by Tenant for the then-current calendar year. Within thirty (30) days after Tenant's receipt of such estimate from Landlord, Tenant shall pay Landlord, as additional rent, an amount equal to the product obtained by multiplying such estimate by a fraction, the numerator of which shall be the number of months of such calendar year that will have elapsed prior to the first day of the month immediately following Tenant's receipt of such estimate from Landlord, and the denominator of which shall be twelve (12). Commencing on the first day of the month immediately following Tenant's receipt of such estimate from Landlord, Common Area Expenses shall be payable as additional rent, in equal monthly installments equaling 1/12th of such estimate, in the same manner and together with Basic Rental.

            (c) Reconciliation of Common Area Expenses

                  Between ninety (90) and one hundred twenty (120) days following the expiration of each calendar year, Landlord shall prepare and deliver to Tenant an itemized accounting (together with copies of bills and invoices) of actual Common Area Expenses incurred during the prior calendar year and such accounting shall reflect Tenant's share of each of such actual Common Area Expenses and the method of computation thereof. If the additional rent paid by Tenant under this Section 6 during the preceding calendar year was less than the actual amount of Tenant's share of Common Area Expenses, Landlord shall so notify Tenant and Tenant shall pay the difference to Landlord within 30 days after receipt of such notice. Such amount shall be deemed to have accrued during the prior calendar year and shall be due and payable from Tenant even though the term of this Lease shall have expired or this Lease has been terminated prior to Tenant's receipt of this notice. If the additional rent paid by Tenant under this Section 6 was greater than the actual amount of Tenant's share of Common Area Expenses, then the amount of such overpayment shall be credited by Landlord to all present rent due under this Lease, or refunded to Tenant if no further rental payments are due Landlord from Tenant under this Lease.

            (d) Statements Binding

                  The statements of Common Area Expenses to be furnished by Landlord as provided above shall be certified as true and correct by Landlord, and shall be prepared in

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reasonable detail by Landlord. The statements thus furnished to Tenant shall constitute a final determination as between Landlord and Tenant of Common Area Expenses for the periods represented thereby, unless Tenant, within 90 days after they are furnished, shall give notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate or inappropriate. Pending the resolution of such dispute, Tenant shall pay to Landlord the uncontested portion of Common Area Expenses. Within thirty (30) days after the resolution of such dispute, Tenant shall pay to Landlord any deficiency in the amount of Common Area Expenses previously paid by it to Landlord. Tenant shall have the right, during reasonable business hours and upon three (3) business days' prior written notice to Landlord, to examine and/or audit Landlord's books and records with respect to Common Area Expenses paid or payable by Tenant, and if such examination reveals that Landlord overstated Common Area Expenses by five percent (5%) or more, the cost of such examination and/or audit shall be paid by Landlord.

            (e) Common Area Expense Projection

                  Landlord currently projects that Tenant's share of Common Area Expenses will equal $11,833.33 per month (excluding utility charges), plus the monthly share of the Management Fee, for the initial twelve (12) full months of the Lease term after the Phase I Commencement Date and the Phase II Commencement Date.

        7. UTILITIES

            Tenant shall pay for all charges for gas, electricity, light, heat, all public charges for sanitary sewage discharged from the Premises and for water consumed on the Premises, power and all other utilities and telephone or other communication services used, rendered or supplied upon or in connection with the Premises.

        8. LIENS OR ENCUMBRANCES

            Tenant shall not suffer the Premises or any erection of improvements thereon to become subject to any lien, charge or encumbrances, and shall indemnify Landlord against all such liens, charges and encumbrances.

        9. USE OF PREMISES

            Tenant shall use and occupy the Premises throughout the term hereof solely for the purpose of a warehouse and distribution facility, together with associated offices and other incidental uses related thereto.

        10. ALTERATIONS AND IMPROVEMENTS

            (a) Upon completion of the Landlord's Work in accordance with
Section 2 hereof, Landlord shall assign to Tenant any warranties relating to such Landlord's Work to the extent that


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such are given to Landlord by its contractors or subcontractors and shall have no further obligation to make any alterations or improvements to the Premises except as provided in Sections 2 and 11(c) hereof.

            (b) Tenant further covenants that it will at no time or times make any alterations, improvements or changes of any kind to the Premises without first submitting the plans thereof and securing the prior written consent of the Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that Tenant may, at its own option and without having to secure the consent, written or otherwise of the Landlord,

                  (1) make any alterations or changes of any kind to the Premises which may be required by any governmental order or regulation, and, so long as such alterations or changes are not of a character required to be performed by Landlord hereunder, such alterations or changes shall, if made by Tenant, be made, at no expense to Landlord; and

                  (2) undertake any landscaping or similar work with respect to the Premises (including the improvements constructed as part of Landlord's
Work) which are of a minor nature and are reasonably necessary to the use by Tenant of the Premises as contemplated hereunder, provided that such work or alterations or changes are performed at no cost to Landlord; and

                  (3) make any alterations or changes of any kind to the Premises which shall be required to reconfigure machinery and equipment and perform minor nonstructural alterations.


            Landlord acknowledges that Tenant may desire to build a mezzanine within the Premises. Tenant may build the mezzanine after first submitting the plans thereof and securing the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed.

            All improvements, alterations, replacements and building service equipment made or installed by or on behalf of Tenant and permanently affixed to the Building shall immediately upon completion or installment thereof be and become the property of Landlord without payment therefor by Landlord, but subject to the provisions of this Lease; provided that all machinery, equipment (other than building service equipment), trade fixtures, movable partitions, furniture and furnishings installed by Tenant or maintained on the Premises, even if permanently affixed thereto, shall remain the property of Tenant, and Tenant shall, if not in default, be entitled to remove the same or any part thereof at any time during the Lease term, but Tenant shall, at its expense, repair any and all damage to the Premises resulting from or caused by such removal. The interest of Tenant in any property which is not so removed shall at the end of the time provided for removal thereof vest in Landlord.

        11. REPAIRS AND MAINTENANCE

            (a) Except as provided in Sections 2 and 11(c), Tenant covenants throughout the term, at its expense, to maintain in good order and repair the interior of the Premises, and to maintain and replace when necessary, all window and door glass therein, interior and exterior; to


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maintain and repair all building service equipment therein including, but not limited to, electrical, plumbing, heating, air conditioning and sprinkler equipment, pipes, wires, ducts, fixtures and appliances; to make all ordinary and necessary repairs to the interior and exterior of the Premises other than those repairs which Landlord is required to make as set forth in subparagraph
(c) of this Section 11, to keep the Premises in a safe, clean and sanitary condition; to provide for the removal of trash and rubbish; and to surrender to Premises at the end of the term in as good condition as when received except for ordinary wear and use, fire or other unavoidable casualty.

            (b) Landlord will provide, at Tenant's expense, for inspection at least once each calendar quarter, of the heating, air conditioning and ventilating equipment (which inspection shall encompass the work described on EXHIBIT E attached hereto and made a part hereof), and provide for necessary repairs thereto. Landlord will provide Tenant with copies of all service calls and reports within thirty (30) days after any service call.

            (c) Landlord hereby guarantees the quality and condition of the Premises and all equipment, systems, fixtures and other improvements therein for a period of one year after the Phase I Commencement Date and Phase II Commencement Date, as the case may be. Landlord shall, at its sole expense, cause all repairs, maintenance and replacements to be promptly made in order to comply with the terms of this guaranty. After the one year warranty period has expired, Landlord shall also, at Landlord's sole expense, maintain, repair and replace any such items that were not built or installed in accordance with all applicable laws and codes at the time of original installation. In addition, throughout the Lease term. Landlord agrees to perform, at its expense, maintenance, repair and replacement to the exterior structure of the Building and the roof, except when such repairs are necessitated by negligence of the Tenant.

        12. TENANT'S INSURANCE

            Tenant shall obtain and maintain commercial general liability insurance in form and substance reasonably satisfactory to Landlord and Landlord's lender, insuring Landlord against claims for bodily injury or death occurring in or about the Premises and on, in or about the adjoining driveways and passageways, to the limit of not less than One Million Dollars $(1,000,000.00) in respect of bodily injury or death to one person, and to the limit of not less than Three Million Dollars $(3,000,000.00) in respect of one accident, and property damage insurance insuring against claims for damage or injury to property of others occurring in or about the Premises and on, in or about the adjoining streets and passageways, to the limit of not less than One Hundred Thousand Dollars $(100,000.00) in respect to damage to the property of another.

            Said policy shall provide that notwithstanding any negligent act of Tenant which might otherwise result in its forfeiture, the policy shall not be canceled without at least ten (10) days written notice to each named assured. A copy of said policy shall be delivered to Landlord.

            In the event Tenant's occupancy causes any increase in premiums for fire and extended coverage insurance or rental insurance on the improvements of which the Premises are a part above the rate for the least hazardous type of occupancy legally permitted in the Premises, the Tenant shall pay the additional premiums by reason thereof. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect and shall be due from and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as additional rent.

        13. DAMAGE OR DESTRUCTION

            In the event the Premises or the Building is destroyed or damaged by fire, earthquake or other casualty covered by the insurance required to be carried pursuant to Section 6 above, then Landlord shall proceed with reasonable diligence to rebuild and restore the Premises or such part thereof as may be damaged. In the event the Premises or the Building are destroyed or injured by casualty not covered by insurance, or in the event the Building is damaged in excess of fifty (50%) of the full replacement value thereof, Landlord may, within forty-five (45) days after such destruction or damage, notify Tenant in writing of its election to terminate this Lease, in which event this Lease shall terminate as of the date of such damage (to the extent Tenant shall have already paid Basic Rental for any time after the date of such termination, Landlord shall promptly refund such amount to Tenant). Notwithstanding any other provisions to the contrary, in the event the Premises are damaged to such an extent so as to require in excess of one hundred twenty (120) days to rebuild or restore, Tenant may, by notice to Landlord within forty-five (45) days after the determination of the extent of the damage, terminate this Lease as of the date of damage (to the extent Tenant shall have already paid Basic Rental for any time after the date of such termination, Landlord shall promptly refund such amount to Tenant). In the event this Lease is not terminated pursuant to the provisions of this Section 13, Landlord shall diligently pursue reconstruction and during the period of rebuilding and restoration, and Basic Rental hereunder shall be abated in the same ratio as the portion of the Premises rendered for the time being unfit for occupancy shall bear to the entire Premises.

        14. COMPLIANCE WITH REGULATIONS, ETC.

            Tenant covenants throughout the term at its expense to comply promptly with all laws, codes, ordinances, administrative and court orders and directives, rules and regulations which have the force of law, whether now in effect or hereafter promulgated, applicable to Tenant's use and occupancy of the Premises, however Tenant shall have the right to contest the applicability and/or validity of any of the above so long as by reason of such action, the Premises or the Improvements would not be in danger of forfeiture or loss.

        15. CONDEMNATION

            (a) If during the term of this Lease, all or a substantial part of the Premises shall be taken by eminent domain, then at the option of the Tenant or the Landlord the Lease shall terminate as of, and the rent shall be apportioned to and abate from and after, the date of taking, and Tenant shall have no right to participate in any award or damages for such taking (except as set forth in Section 15(d) hereof) and hereby assigns all of its right, title and interest therein to Landlord. For purposes of this Section 15, "a substantial part of the Premises" shall mean a taking which renders Tenant unable to carry on its business on the Premises.

            (b) If during the term of this Lease, less than a substantial part of the Premises (as hereinbefore defined) shall be taken by eminent domain, this Lease shall remain in full force and effect according to its terms; and Tenant shall have no right to participate in any award or damages for such taking and hereby assigns all of its right, title and interest therein to Landlord, provided that Landlord shall at its expense promptly make such repairs and improvements as shall be necessary to restore the Premises to substantially the same efficiency as before the taking.

            (c) For the purpose of this Section 15, "taken by eminent domain" or "taking under the power of eminent domain" shall include a negotiated sale or lease and transfer of possession to a condemning authority under bona fide threat of condemnation for public use, and Landlord alone shall have the right to negotiate with the condemning authority and conduct and settle all litigation connected with the condemnation. As hereinabove used, the words "award of damage" shall, in the event of such sale or settlement, include the purchase or settlement price of any such negotiated transfer.

            (d) Nothing herein shall be deemed to prevent Tenant from claiming, negotiating, and receiving from the condemning authority, if legally payable, compensation for the taking of Tenant's own tangible property, improvements upon the leased Premises constructed at Tenant's sole expense, and damages for Tenant's loss of business, business interruption and/or removal and relocation. Should the condemnation be affected without a cancellation of the Lease, there shall be an appropriate reduction in rental commensurate with the area so taken.

        16. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

            If Tenant shall fail to perform any covenant or duty required of it by this Lease or by law, Landlord shall, after notice to Tenant and expiration of the applicable cure period, have the right (but not the duty) to enter the Premises, if necessary, to perform the same without notice, but the reasonable cost thereof shall be deemed to be additional rent, and shall give the Landlord the same rights and remedies as though the additional rent were part of the monthly rent due the Landlord under this Lease. The provisions of this Section 16 shall not apply to Landlord's indemnification with respect to environmental matters pursuant to Section 40 hereof.

        17. INDEMNIFICATION

            (a) Except with respect to claims arising from Landlord's negligence or that of its agents, servants or employees, Tenant covenants to indemnify and save Landlord harmless (to the extent not reimbursed by insurance required by this Lease to be furnished by Tenant) from any and all claims for liability of any nature whatever arising from any use, occupancy, construction, repairs, or other work or activity done by Tenant in, on or about the Premises during the term or from any condition of the Premises or anything thereon or therein during the term caused by Tenant, or from any occurrence whatever in, on or about the Premises during the term caused by Tenant, including all Landlord's reasonable costs, expenses and counsel fees in connection with any such claim.

            (b) Except with respect to claims arising from Tenant's negligence or that of its agents, servants or employees, Landlord covenants to indemnify and save Tenant harmless (to the extent not reimbursed by insurance required by this Lease to be furnished by Tenant) from any and all claims for liability of any nature whatever arising from any use, occupancy, construction, repairs or other work or activity done in, on or about the Premises by Landlord before or during the term or from any condition of the Premises or anything thereon or therein before or during the term to the extent not caused by Tenant or from any occurrence whatever in, on or about the Premises during the Term not caused by Tenant, including all Tenant's reasonable costs, expenses and counsel fees in connection with any such claim.

            (c) If a claim for liabilities is to be made by a party entitled to indemnification hereunder against the indemnifying party, the party entitled to such indemnification shall give written notice to the indemnifying party as soon as practical, but in no event later than thirty (30) days, after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to liabilities for which indemnification may be sought under this
Section 17. If any lawsuit or enforcement action is filed against any party entitled to the benefit of indemnity hereunder, written notice hereof shall be given to the indemnifying party as promptly as practicable (and in any event within thirty (30) days after the service of the citation or summons). After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and, with the indemnified party's consent, which shall not be unreasonably withheld (except where such settlement might restrict the indemnified party's ability to conduct its business, in which case such consent may be given or withheld in the indemnified party's sole discretion), to settle such a lawsuit or action, and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense, provided that the indemnifying party and its counsel shall proceed with diligence and in good faith with respect thereto. The indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided, however, that the indemnified party may, at its own cost, participate in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom.

        18. [INTENTIONALLY OMITTED]


        19. DEFAULT PROVISIONS

            In the event Tenant fails to pay any installment of Basic Rental, additional rent or other sums payable hereunder within five (5) business days after receipt of written notice from Landlord that such payment is overdue, Landlord may elect to immediately terminate this Lease, in accordance with applicable law, by serving a written notice upon Tenant.

            In the event of any other event of default of Tenant hereinafter mentioned in this Section 19, then Landlord may elect to terminate this Lease by serving a written notice upon Tenant of Landlord's election to terminate this Lease upon a specified date, not less than thirty (30) days after the day of serving of such notice. If said event of default shall not be corrected within said thirty (30) day period, this Lease shall then expire on the date specified, as if that date had originally fixed as the expiration of the term hereinafter granted; provided, however, that this Lease shall not terminate or expire if Tenant undertakes diligently to remedy a default within such thirty (30) day period.

            Each of the following events shall be deemed an event of default by Tenant within the meaning of this Section 19:

            (a) the failure to pay any installment of Basic Rental or additional rent within five (5) business days after receipt of written notice from Landlord that such payment is overdue;

            (b) the failure to perform any of the other covenants or conditions of this Lease on the part of Tenant to be performed;

            (c) the making of an assignment by Tenant for the benefit of its creditors;

            (d) the appointment of a receiver or trustee of all or part of Tenant's property;

            (e) the filing of a petition in bankruptcy by Tenant;

            (f) the filing of a petition by or against Tenant for its reorganization or for an arrangement under any bankruptcy law or other law; or

            (g) the filing of or petition by Tenant to effect a composition or an extension of time to pay its debts; provided that if an event referred to in sections (d) and (f) above shall have been involuntary on the part of Tenant, the Tenant shall have sixty (60) days to discharge the receiver or trustee or dismiss the petition after the appointment or filing.

            In the event that this Lease is terminated in the manner provided for in this Section 19, or by court proceedings or otherwise, Landlord or Landlord's agents, servants or representatives may, at any time after written notice to Tenant and the times set forth in this Section 19, reenter and resume possession of said Premises, or any part thereof, and remove all persons and property therefrom, by any suitable action or proceeding at law, without being liable for any damages therefor. No reentry by Landlord shall be deemed to be an acceptance of a surrender of this Lease; and Tenant agrees that in the event this Lease in accordance with its provisions, is terminated because of Tenant's default, Landlord's lien in and to this Lease and any improvement on or hereinafter placed on the premises and on any equity of Tenant in and to any furnishings, equipment, fixtures or any other personal property, shall forthwith attach, such lien being granted for the purposes of securing the performance of Tenant's obligation hereunder.

            In case the rent or any installment of said rent hereby agreed to be paid shall at any time be in default, the Landlord shall have the right to distrain therefor.

            The Landlord, upon the happening of any of the events giving it the right to annul and cancel this Lease, shall be entitled to the benefit of all of the provisions of law for the speedy recovery of lands and tenements under this Lease held over by the Tenant in New Castle County,

Delaware that are now in force or may hereafter be enacted.

        20. ADDITIONAL REMEDIES OF LANDLORD

            In the event that this Lease is terminated in the manner set forth in Section 19 hereof, or by court proceedings or otherwise, Landlord may for its own account, relet the whole or any portion of said Premises for any period equal to or greater or less than the remainder of the original term of this Lease for any sum which it may deem reasonable, to any tenants which it may deem suitable and satisfactory, and for any use and purposes which it may deem appropriate, but in no event shall Landlord be under any obligation to relet the same premises for any purpose which Landlord may regard as injurious to the Premises, or to any tenant which Landlord, in the exercise of reasonable discretion shall deem to be objectionable. In the event of such termination of this Lease, or in the event of any default mentioned in Section 19 hereof, and whether or not the Premises be relet, and whether this Lease be terminated or not, Landlord shall be entitled to recover of Tenant, and Tenant hereby agrees to pay to Landlord as damages, the following:

            (a) declare to be immediately due and payable all rent, charges, payments, costs and expenses herein reserved for the balance of the term of this Lease.

            (b) An amount equal to the amount of the rent reserved under this Lease, less the rent, if any, collected by Landlord on reletting the Premises, which shall be due and payable by Tenant to Landlord on the several days on which the rent herein reserved would have become payable under this Lease.

            (c) In addition to the damages hereinbefore provided for in this
Section 20, an amount equal to the cost of

                  (1) placing the Premises in the condition in which Tenant has agreed to surrender them to Landlord, and

                  (2) of performing any other covenant herein contained which Tenant has agreed to perform, other than the covenant to pay rent.

                    The damages mentioned in this subdivision (ii) shall become immediately due and payable by Tenant to Landlord upon the termination of this Lease.

                    Without any previous notice or demand, separate actions may be maintained by Landlord against Tenant from time to time to recover any damages which, at the commencement of any such action, have then or theretofore become due and payable to Landlord under this Section 20, without waiting until the end of the term of this Lease.

                  (3) In the event of such termination of this Lease, or in the event of any default mentioned in Section 20 hereof, and whether or not the premises be relet, and whether this Lease be terminated or not, Landlord shall, in addition to all other rights and remedies available to it by law or equity or by any other provisions hereof, be entitled to declare to be immediately due and payable all rent, charges, payments, costs and expenses herein reserved for the balance of the term of this Lease.

        21. RIGHT TO ASSIGN AND SUBLEASE

            Tenant may not assign this Lease or sublet the Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld or delayed, provided that in the event of any such assignment with consent, Tenant shall remain liable for the performance of Tenant's obligations during the term hereof and provided further that one-half (1/2) of any net rental received by Tenant (after deducting Tenant's costs in effecting such assignment) in excess of the rent reserved under this Lease or one-half (1/2) of any net payment made to Tenant in consideration of such assignment shall be paid over to Landlord as additional rent.

            Anything contained herein to the contrary notwithstanding, Landlord hereby consents to an assignment of this Lease, or a subletting of all or part of the Premises, to (a) the parent of Tenant or to a wholly-owned subsidiary of Tenant or of such parent, (b) to any corporation in whom or with which Tenant may be merged or consolidated, provided that the net worth of the resulting corporation is at least equal to the greater of (i) the net worth of Tenant on the date hereof, or (ii) the net worth of Tenant immediately prior to such merger or consolidation, or (c) to any entity to whom Tenant sells all or substantially all of its assets, provided that such entity expressly assumes all of Tenant's obligations hereunder.

        22. INSPECTION BY LANDLORD, ETC.

            Landlord and its agents shall have the right at all reasonable times during the term, upon reasonable prior notice (except in the event of an emergency, in which case Landlord shall attempt, but shall not be required, to give notice) and during business hours, to enter the Premises for the purpose of performing the maintenance and repairs required of it by this Lease and for the purpose of inspecting the same and, during the last one hundred eighty (180) days of the term, to show both the interior and exterior of the Premises to prospective tenants or purchasers and to place "For Rent" of "For Sale" signs thereon.

        23. ASSIGNMENT OF LANDLORD'S INTEREST

            If Landlord should ever assign this Lease or the rents hereunder to a creditor as security for a debt, Tenant shall, after notice of such assignment and upon demand by Landlord or the assignee, pay all sums thereafter becoming due Landlord hereunder to the assigned (from and after the time Tenant is furnished with such assignee's address) and furnish such evidence of insurance coverages required hereunder as the lender may reasonably require so as to protect the assignee's interest as it may appear and furnish such assurances to the assignee.

        24. ATTORNMENT

            In the event the Premises are sold at any foreclosure sale or sales, by virtue of any judicial proceedings or otherwise, this Lease shall continue in full force and effect and Tenant agrees upon request to attorn to and acknowledge the foreclosure purchaser or purchasers at such sale as Landlord hereunder.

        25. SUBORDINATION

            This Lease shall be subject and subordinate to the lien of any present or future mortgage or mortgages upon the Premises or any property of which the Premises are a part irrespective of the time of execution or the time of recording of any such mortgage or mortgages provided that in the event of foreclosure or other action taken under any mortgage by the holders thereof, this Lease and the rights of Tenant hereunder shall not be disturbed but shall continue in full force and effect so long as Tenant shall not be in default hereunder. The word "mortgage" as used herein includes mortgages, deeds of trust or other similar instruments and modifications, extensions, renewals and replacements thereof and any and all advances thereunder. Tenant hereby agrees to execute such agreement substantially in the same form as EXHIBIT F.

        26. MORTGAGEE PROTECTION CLAUSE

            Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice, Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the addresses of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default, then the Mortgagees and/or Trust Deed Holders shall have thirty (30) days from the date of receiving notice within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

        27. ATTORNMENT AND NON-DISTURBANCE

            The Tenant shall, promptly at the request of the Landlord or the holder of any Mortgage (herein referred to as "Mortgagee"), execute, enseal, acknowledge and deliver such further instrument or instruments

            (a) evidencing such subordination as the Landlord or such Mortgagee deems reasonably necessary or desirable, and

            (b) (at such Mortgagee's request) attorning to such Mortgagee, provided that such Mortgagee agrees with the Tenant that such Mortgagee will, in the event of a foreclosure of any such mortgage or deed of trust (or termination of any such ground lease), take no action to interfere with the Tenant's right hereunder, except on the occurrence of an event of default.

        28. QUIET ENJOYMENT; NON-DISTURBANCE

            Landlord covenants and warrants to Tenant that Tenant on paying the rent provided for in this Lease and performing its covenants herein set forth, shall peaceably and quietly have, hold and enjoy the Premises and all appurtenances thereon during the full term of this Lease.

        29. FAILURE TO INSIST UPON STRICT PERFORMANCE

            The failure of either party to insist upon a strict performance of any of the terms, conditions and covenants herein contained shall not be deemed a waiver of any rights or remedies that either party may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.

        30. TENANT HOLDING OVER

            In the event that Tenant holds over at the expiration of the original term of this Lease or at the earlier termination thereof, Landlord shall be entitled to all the remedies now or hereafter in effect in New Castle County, Delaware relating to the speedy recovery of possession of lands and damages for wrongful detention.

            Any holding over after the expiration of the term hereof, without the written consent of Landlord shall be construed to be a tenancy from month to month at one and one-half (1-1/2) times the monthly rent hereinbefore specified, and shall otherwise be on the terms and conditions hereinbefore specified. Such tenancy from month to month shall continue until either party shall give at least thirty (30) days notice in writing to the other terminating such tenancy.

        31. UTILITY LINES AND FACILITIES

            Landlord reserves the right to place in, over, below and upon the Premises (in such manner as to not interfere with Tenant's use of the Premises), utility lines, conduits, pipes, tunneling and the like to service the Premises and any other premises in the warehouse building and to use, replace, repair and maintain such utility lines, conduits, pipes, tunneling and the like, in, over, below and upon the Premises in such manner as will not interfere with Tenant's enjoyment thereof, provided that Landlord shall use its best efforts to see that such work does not interfere with the ongoing business and operations of Tenant, that such work shall be done expeditiously and in a workmanlike manner, and further that the Premises shall, upon conclusion of the work, be restored to substantially the same conditions as they were prior to the commencement of the work.

        32. SIGNS

            Tenant shall not place any signs on the exterior of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

        33. END OF TERM

            Upon the expiration or other termination of the term of this lease, Tenant shall quit the Premises and surrender same to Landlord, broom clean, in good order and condition ordinary wear and tear and damage or destruction by fire or other casualty or the elements or any other cause beyond Tenant's reasonable control excepted and Tenant shall remove all of its property.

        34. SUCCESSORS AND ASSIGNS

            Except as hereinabove expressly otherwise provided, this Lease shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        35. NOTICES

            All notices to Tenant under this lease shall be conclusively presumed to have been delivered upon personal or overnight courier delivery or three business days after mailing by United States mail, first class, certified or registered, and postage prepaid, addressed to Tenant, at 1516 Second Avenue, Seattle, WA 98101, Attn: General Counsel, or to such other address as Tenant may in writing from time to time designate. All notices to Landlord hereunder shall be conclusively presumed to have been delivered upon personal or overnight courier delivery or three business days after mailing by United States mail, first class, certified or registered, and postage prepaid, addressed to Landlord, at 4001 Kennett Pike, Suite 222, Greenville, DE 19807, Attn.: Paul McConnell or to such other address as Landlord may in writing from time to time designate.

        36. AGENCY

            Landlord and Tenant represent to each other that they have dealt with no brokers in connection with this transaction other than TC Northeast Metro, Inc., who represents Tenant (the "Broker"). Landlord shall be responsible for all commissions and fees due to the Broker. The Broker, any cooperating broker, and any salesperson working with either, without breaching the fiduciary responsibilities to Landlord, may, among other services, provide a potential lessee with information about the attributes of properties and available financing, show properties, and assist in preparing an offer to lease. The Broker, any cooperating broker, and any salesperson working with either, also have the duty to respond accurately and honestly to a potential lessee's questions and disclose material facts about properties, submit promptly any offers to lease and offer properties without unlawful discrimination.

        37. REVIEW OF LEASE; NON-DISTURBANCE AGREEMENT

            Landlord represents to Tenant that Trustees of New Castle Common are the sole owner in fee simple of the land described in Exhibit B on which the Building will be built and that Landlord has or will prior to the commencement of this Lease, enter into a ground lease of the Premises with the Trustees of New Castle Common. Landlord shall enter into a ground lease of the Premises with the Trustees of New Castle Common by no later than thirty (30) days after execution of this Lease, and Landlord shall send a copy of the fully executed ground lease to Tenant within such period. If Landlord does not enter into the ground lease within such time, Tenant may terminate this Lease at any time within thirty (30) days thereafter. Landlord shall also obtain from the Trustees of New Castle Common within such thirty (30) day period a Subordination, Nondisturbance and Attornment Agreement for Tenant's benefit, substantially in the form of EXHIBIT F and otherwise in recordable form, executed by the Trustees of New Castle Common, and if Landlord fails to obtain such agreement, Tenant may terminate this Lease at any time within thirty (30) days thereafter. Landlord further represents to Tenant that the only mortgage or trust deed which will encumber the land will be held by PNC Bank ("Lender") who will be providing construction financing. Landlord represents that Lender has approved this Lease, and that within thirty (30) days following the execution of this Lease by both parties, Landlord will deliver to Tenant a Subordination, Non-Disturbance and Attornment Agreement, substantially in the form of Exhibit G, executed by Lender. In the event that Landlord should fail to deliver such agreement to Tenant within such thirty (30) day period, Tenant shall, upon written notice to Landlord, have the right to terminate this Lease.

        38. RECORDING

            Landlord and Tenant agree to execute a Memorandum of Lease which may be recorded among the Land Records of New Castle County, Delaware, at the expense of the party offering the Memorandum of Lease for recording.

        39. TENANT ESTOPPEL CERTIFICATES

            From time to time during the term of this Lease Tenant agrees to submit to Landlord's lender, within thirty (30) days following written demand therefor, a certificate substantially in the form attached hereto as EXHIBIT H.

        39. CAPTIONS AND HEADINGS

            The captions and headings throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held or deemed to define, limit, describe, explain, modify, amplify or add to the interpretation, construction or meaning of any provision of or the scope or intent of this Lease nor in any way affect this Lease.

        40. ENVIRONMENTAL MATTERS

            (a) Tenant represents and warrants that, except for the routine use of cleaning supplies, packing materials, inks and other materials normally used in a warehouse, distribution and office facility (all of which shall be used by Tenant in compliance with laws), the use of the Premises will not result in or involve the use, generation, manufacture, refining, transportation, treatment, storage, handling or disposal of, or the conduct or performance of any activity in connection with any hazardous substance or hazardous waste, as such terms are defined in the Delaware General Waste Management Act, 7 Del. C., Chapter 60, the Delaware Hazardous Waste Management Act, 7 Del. C., Chapter 63, the Federal Resource Sections 6690, et seq., the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42

U.S.C. Sections 9601, et seq., and the regulations promulgated under said Acts, which would subject the Premises or Landlord to any liability, including damages, penalties or fines, or any lien on the Premises under such Acts or under the Federal common law or the common law of the State of Delaware.

            (b) Tenant shall indemnify and hold harmless Landlord, its directors, officers, shareholders, partners and any of its employees, against all costs incurred (including, without limitation, amounts paid pursuant to penalties, fines, orders, judgment or settlements and attorney's fees originating out of any claim made by Federal, State or local agencies or departments or private litigants or third parties) with respect to violations or alleged violations by Tenant, its agents, employees or invitees of environmental or health laws, rules, regulations, orders or common law, as said laws, etc. are set forth above or otherwise.

            (c) Landlord shall indemnify and hold harmless Tenant, its officers, shareholders, directors, partners and any of its employees against all costs incurred (including, without limitation, amounts paid pursuant to penalties, fines, orders, judgments or settlements and attorneys' fees), arising out of any claim made by Federal, State or local agencies or departments or private litigants or third parties with respect to violations by Landlord, its agents, employees or invitees of environmental or health laws, or regulations, orders or common law as said laws, etc., are set forth above, or otherwise, except to the extent such violations or alleged violations are caused by or in whole or in part related to Tenant or Tenant's use of the Premises. As used herein, Tenant shall mean and include Tenant and Tenants agents, employees and invitees.

        41. JOINT AND SEVERAL LIABILITY

            The entities executing this Lease as Landlord shall be jointly and severally liable for all obligations of the Landlord hereunder.

            WITNESS the execution of this Lease under seal by the parties hereto as of the date first above written.

                                   LANDLORD:

                                   MCCONNELL DEVELOPMENT, INC.
ATTEST:                            a Delaware corporation



/s/ HENRY WINCHESTER              By: /s/ PAUL M. MCCONNELL
-------------------------------       -------------------------------(Seal)
                                      Paul M. McConnell
                                      President

                                      700 FRENCHTOWN DEVELOPMENT
                                      CORPORATION, a Delaware corporation

/s/ HENRY WINCHESTER              By: /s/ PAUL M. MCCONNELL
-------------------------------       -------------------------------(Seal)
                                      Paul M. McConnell
                                      President


                                      TENANT:

ATTEST:                               AMAZON.COM, INC., a Delaware corporation


/s/ LAWRENCE D. BARRETT           By: /s/ FERNANDO DUENAS
-------------------------------       -------------------------------(Seal)
                                      Fernando Duenas
                                      Vice President Operations

                           GUARANTEE DEPOSIT BY TENANT

            On the Phase I Commencement Date, Tenant shall deposit Thirty-Seven Thousand Dollars ($37,000.00) with Landlord as security for the full and faithful performance for each and every item, provision, covenant and condition of this Lease. On the Phase II Commencement Date, Tenant shall deposit with Landlord an additional Thirty-Seven Thousand Dollars ($37,000.00). Both deposits shall collectively be referred to herein as the "Security." In the event Tenant defaults in respect of any of the terms, provisions, covenants, or conditions of this Lease, including but not limited to the payment of rent, Landlord may use, apply or retain the whole or any part of such Security for the payment of any rent in default or for any other sum which Landlord may spend or be required to spend by reason of Tenant's default. In the event Landlord applies any part of said Security to cure any default of Tenant, Tenant shall upon demand deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease. Should Tenant faithfully and fully comply with all of the terms, provisions, covenants and conditions of this Lease, the Security or any balance thereof shall be returned to Tenant or at the option of Landlord, to the last assignee of Tenant's interest in this Lease at the expiration of the term hereof. Landlord shall deposit the Security in a segregated, interest-bearing trust account. Tenant shall be entitled to all interest on said Security after deduction of all account maintenance fees which may be assessed against the account by the financial institution where the account is located, which interest shall be paid to Tenant upon request, but no more frequently than annually.


            In the event of a sale of the Building, Landlord shall have the right to transfer the aforesaid Security to the purchaser of the Building or to Tenant and Landlord shall thereupon be released by Tenant all liability for the return of said Security; and Tenant agrees to look solely to the new owner of the Building for the return of said Security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the Security to a new owner of the Building.

            Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as Security and that neither Landlord nor its successors or assign shall be bound by any such assignment, encumbrance, attempted assignment, or attempted encumbrance.


LANDLORD:  McConnell Development
           700 Frenchtown Development
           Corporation


By  /s/ PAUL MCCONNELL
  --------------------------
     Name:  Paul McConnell
     Title: President

                                    EXHIBIT A
                                    SITE PLAN

                                    EXHIBIT B
                           TENANT APPROVED FLOOR PLAN



APPROVED BY TENANT:
     SIGNATURE                                                   DATE

                                    EXHIBIT C
                               TENANT IMPROVEMENTS

            Tenant shall lease Premises on a "turn-key" basis, in accordance with mutually acceptable building specifications, which specifically include (at Landlord's cost):

            o  Approximately 10,000 square feet of finished office space

            o  E.S.F.R. rated fire protection sprinkler system (100% wet)

            o Nineteen (19) 8' x 10' tailgate dock doors (48"-high), each with hydraulic levelers (6' x 8', 20,000 lb. minimum capacity) and Maquire dock shelters

            o Installation of Cambridge wall mounted gas fired furnaces (model CH115AGA). Heating design 60 degrees F @ 0 degrees F 4SHRAE design.

            o  400-watt metal halide fixtures with 25' candle intensity 3'
               A.F.F.

            o  150 car parking with 50 future spaces available

            o  One 12' x 14' drive-in door

            The building specifications which have been agreed upon by Landlord and Tenant are identified by reference to the following plans, drawings and specifications:

            o  Site Drawings by McBride & Ziegler
               Sheet Nos. 1, 2, 3 & 4
               dated July 13, 1997

            o Architectural Drawings by RHJ Associates dated August 8, 1997
               A-1 through A-10

            o  Tenant Improvement/Office Drawings
               dated 8/21/97
               T-1 through T-4

            o  Structural Drawings by O'Donnell & Naccarato, Inc.
               S-1 through S-4

Landlord agrees that it shall not amend, modify or deviate from the approved plans and specifications without Tenant's prior written consent.

                                  EXHIBIT "D"
                                   SPACE PLAN

                                    EXHIBIT E

            The following work will be required in accordance with the maintenance contract required in Paragraph IIB of the attached Lease:

            1.          Check performance of all major components.

            2.          Lubricate moving parts as required.

            3.          Check refrigerant charges (during cooling season).

            4.          Inspect for oil and refrigerant leaks.

            5.          Check operating and safety controls.

            6.          Check pressures and temperatures.

            7.          Inspect condensers.

            8.          Inspect fans, motors, and starters.

            9.          Tighten electrical connections at equipment.

            10.         Test amperages and voltages.

            11.         Check belts and drives.

            12. Change oil and filters, or dryers, as required (at least four times per year).

            13.         Check temperature on control system.

            14.         Thoroughly inspect heat exchanger.

                                    EXHIBIT F

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

            This Subordination, Non-disturbance and Attornment ("Agreement") is made as of the ________ day of _________, 19__, Trustees of New Castle Common ("Ground Lessor") and Amazon.com ("Tenant").

RECITALS

            A. Ground Lessor is the owner of the property (the "Property") more particularly described in EXHIBIT A hereto.

            B. Ground Lessor and McConnell Development, Inc. and Frenchtown Development Corporation (collectively "Landlord"), entered into a ground lease dated as of _________, 19__, covering the Property (the "Ground Lease").

            C. Landlord and Tenant have entered into a lease dated _______, 1997 (the "Lease") pursuant to which Landlord agreed to lease to Tenant and Tenant agreed to lease from Landlord, the Property and all improvements thereon (collectively, the "Premises").

            D. Tenant wishes to obtain from Ground Lessor assurances that Tenant's possession of the Premises will not be disturbed in certain circumstances, and Ground Lessor is willing to provide such assurances to Tenant, upon and subject to the terms and conditions of this Agreement.

            NOW, THEREFORE, for $10.00 and other valuable consideration exchanged between Ground Lessor and Tenant, the receipt and sufficiency of such consideration being hereby acknowledged, Ground Lessor and Tenant agree as follows:

        1. SUBORDINATION

            The Lease is and will remain subject and subordinate in all respects to the Ground Lease.

        2. NON-DISTURBANCE AGREEMENT

            As long as Tenant is not in default beyond any applicable grace period in the payment of rent, additional rent or other charges or in the performance of any of the terms or conditions of the Lease, Tenant's rights under the Lease and its possession of the Premises will not be interfered with or disturbed by Ground Lessor during the term of the Lease (including any renewal or extension term) following the termination of the Ground Lease as a result of Landlord's default thereunder.

        3. ATTORNMENT AGREEMENT

            If a termination of the Ground Lease occurs, Ground Lessor and Tenant will be bound to each other, as landlord and tenant, respectively, under all of the terms and conditions of the Lease for the balance of the term thereof (including any renewal or extension term), and Tenant hereby attorns to Ground Lessor as its landlord, such attornment to be effective and self-operative, without the execution of any other instruments on the part of either party hereto, immediately upon a termination of the Ground Lease.

        4. GROUND LESSOR'S LIABILITY

            Notwithstanding any other provision of this Agreement, Ground Lessor will not in any way be:

            (a) liable for acts or omissions of any prior landlord (including Landlord);

            (b) subject to offsets or defenses that Tenant might have had against any prior landlord (including Landlord);

            (c) bound by rent, additional rent or other charges that Tenant might have paid for more than 30 days in advance to any prior landlord (including Landlord);

            (d) bound by any amendment or modification of the Lease made without Ground Lessor's prior written consent (except to the extent that the Lease may specifically contemplate any amendment or modification thereof); or

            (e) responsible for money or other security delivered to Landlord pursuant to the Lease but not subsequently received by Lender.

        5. NO LEASE MODIFICATION OR CLAIMS

            Tenant hereby confirms that the Lease has not been modified or amended and is in full force and effect without any claims or default, offset or deduction by Tenant.

        6. TENANT'S RIGHT TO CURE DEFAULT

            Notwithstanding any provision of the Lease, no notice by Ground Lessor to Landlord of any breach or default by Landlord under the Lease will be effective unless and until

            (a) a copy of the notice is received by Tenant, and

            (b) a reasonable period of time has elapsed following Tenant's receipt of such copy, during which period Tenant will have the right, but will not be obligated, to cure the breach or default.

        9. NOTICES

            To be effective, any notice or other communication given pursuant to this Agreement must be in writing and sent postpaid by United States registered or certified mail with return receipt requested. Rejection or other refusal to accept, or inability to deliver because of changed address of which no notice has been given, will constitute receipt of the notice or other communication. For purposes hereof, Ground Lessor's address is:




                              Attn.:




                              and Tenant's address is:




                              Attn.:

            At any time(s), each party may change its address for the purposes hereof by giving the other party a change of address notice in the manner stated above.

        10. Entire Agreement, Etc.

            This Agreement (a) is to be construed and enforced in accordance with the laws of the State of Delaware, (b) contains the entire understanding of Ground Lessor and Tenant regarding matters dealt with herein (any prior written or oral agreements between them as to such matters being superseded hereby), (c) can be modified or waived in whole or in part only by a written instrument signed on behalf of the party against whom enforcement of the modification or waiver is sought, and (d) will bind and inure to the benefit of the parties hereto and their respective successors and assigns.

            IN WITNESS WHEREOF, this Agreement has been duly signed as of the date first above written.

            (The foregoing is signed, witnessed, and notarized on behalf of Ground Lessor and Tenant.)

                                   EXHIBIT G

                                                       Tax Parcel I.D. No.

                                                --------------------------

                                                --------------------------

                                                This document prepared by:

                                                        PNC Bank, Delaware
                                                       222 Delaware Avenue
                                                      Wilmington, DE 19801

SUBORDINATION, NON-DISTURBANCE                                    PNC Bank
AND ATTORNMENT AGREEMENT


     THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "AGREEMENT") is made and entered into as of this ________ day of ______________, _______, by and among PNC BANK, DELAWARE (the "MORTGAGEE"), with an address at 222 Delaware Avenue, Wilmington, DE 19801, ___________ _________________________________________ (the "LANDLORD"), with an address at
____________________________________________________________________, and
__________________________________________________________ (the "TENANT") with an address at __________________________________________________;

                                WITNESSETH THAT:

     WHEREAS, the Landlord is the fee owner of that certain real property located in __________________________, _______________________________ County,
Delaware, and more particularly described in Exhibit "A" attached hereto (the "PROPERTY"); and

     WHEREAS, pursuant to a Loan Agreement or Letter Agreement and/or a promissory note dated __________________ ________, _______ (collectively, the
"LOAN DOCUMENTS"), the Mortgagee made a loan to the Landlord (or to _______________________________________________). The obligations under the
Loan Documents are secured by a mortgage instrument covering the Property (the "MORTGAGE") dated _____________________ ________, _______, from the Landlord to the Mortgagee, and recorded or to be recorded in the real estate records of the aforesaid County and State, and are also secured by an assignment of the Landlord's interest in all leases of the Property (the "ASSIGNMENT") dated

                                                  FORM 12F - DE REV. 12/95

_________________ _________, _________, and recorded or to be recorded in the real estate records of the aforesaid County and State; and

     WHEREAS, under the terms of a certain Lease Agreement dated _______________ _______, (the "LEASE"), the Landlord leased to the Tenant all or certain portions of the Property described in the Lease (the "DEMISED PREMISES") under the terms and conditions more particularly described therein; and

     WHEREAS, the Mortgage provides that the Lease shall be subordinate to the Mortgage and the parties hereto desire to confirm such subordination and to establish rights of quiet and peaceful possession for the benefit of the Tenant under the Lease and to define the terms, covenants and conditions precedent for such rights.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound, the parties hereto agree as follows:

     1. The Lease is and shall be subject and subordinate in all respects to the Mortgage and the Assignment.

     2. Tenant acknowledges notice of and consents to the Mortgage, the Assignment and the terms and conditions thereof. Tenant agrees to continue making payments of rent and other amounts owed under the Lease to the Landlord, and to otherwise recognize the rights of the Landlord under the Lease, until notified otherwise in writing by the Mortgagee, as herein provided, and after receipt of such notice the Tenant agrees thereafter to make all such payments directly to the Mortgagee, as provided in the Mortgage and the Assignment, without any duty of further inquiry on the part of the Tenant.

     3. In the event of any act or omission of the Landlord which would give the Tenant the right, immediately or after lapse of time, to cancel or terminate the Lease, or to claim a partial or total eviction or to exercise any other remedy, the Tenant shall not exercise such right or remedy (a) until it has given written notice of such act or omission to the Mortgagee; and (b) until a reasonable period for remedying such act or omission shall have elapsed following the later of (i) the giving of such notice or (ii) the time when the Mortgagee shall have become entitled under the Mortgage and the Assignment to remedy the same (which reasonable period shall in no event be less than the longer of (x) 30 days or (y) the period to which the Landlord would be entitled under the Lease or otherwise, after similar notice, to effect such remedy), provided that the Mortgagee shall give the Tenant written notice of its intention to, and shall commence and continue with due diligence to, remedy such act or omission. Notwithstanding the foregoing, the Mortgagee shall have no obligation to remedy or to continue to remedy any such act or omission.

     4. Provided the Lease shall at all times be in full force and effect and the Tenant shall not be in default thereunder, then:

     (a) The right of possession by the Tenant to the Demised Premises and any or all of the Tenant's rights under the Lease shall not be affected in any way or disturbed by the Mortgagee (or by anyone claiming by, through or under the Mortgagee) in the exercise of any of the Mortgagee's rights under the Loan Documents, the Mortgage or the Assignment, or otherwise by law provided, the Tenant shall not be named as a party defendant to any foreclosure of the lien of the Mortgage for the purpose of terminating the Lease, and the Tenant shall not, by any such foreclosure, be in any other way foreclosed from its rights under the Lease.

     (b) If the Mortgagee or its successors or assigns comes into possession of the Property (through receivership, as a mortgagee in possession, or otherwise) or acquires the leasehold interest of the Landlord by foreclosure of the Mortgage, or by proceedings under the Loan Documents, deed in lieu or otherwise, the Lease shall not be terminated by any such foreclosure or proceedings; and the Lease shall continue in full force and effect upon the Tenant's attornment, as hereinafter provided, as a direct lease between the Tenant and the Mortgagee upon all the terms, covenants, conditions and agreements set forth in the Lease.

     (c) 4101t0b0s10.25v1P If the Property or the Landlord's leasehold interest therein is sold or otherwise disposed to any right or power contained in the Loan Documents or the Mortgage or as a result of proceedings thereon, the Lease shall not be terminated or affected thereby, and the Foreclosure Purchaser of the Property or of the Landlord's leasehold interest therein or any person acquiring title thereto shall so acquire the Property or such interest, subject to the Lease; and the Lease shall continue in full force and effect upon the Tenant's attornment,

                                                       FORM 12F - DE REV. 12/95
as hereinafter provided, as a direct lease between the Tenant and any party acquiring title to the Landlord's leasehold interest therein, as aforesaid, upon all the terms, covenants, conditions and agreements set forth in the Lease.

        5. If the Mortgagee or any Foreclosure Purchaser shall succeed to the rights of the Landlord under the Lease, then the Tenant shall attorn to and recognize the Mortgagee or such Foreclosure Purchaser as the Tenant's landlord under the Lease and the Mortgagee or such Foreclosure Purchaser shall be conclusively deemed to have accepted such attornment. Such attornment shall be self-operative and effective without execution and delivery of any further instrument, immediately upon the Mortgagee's or any Foreclosure Purchaser's succession to the interest of the Landlord under the Lease. Upon such attornment the Lease shall continue in full force and effect as a direct lease between the Mortgagee or such Foreclosure Purchaser and the Tenant except that the Mortgagee or such Foreclosure Purchaser shall not be bound by any amendment or modification of the Lease made without the Mortgagee's written consent and except that the Mortgagee or such Foreclosure Purchaser shall not be liable to the Tenant:

        (a) For any past act, default or omission on the part of the Landlord under the Lease and the Tenant shall have no right to assert the same or any damages arising therefrom as an offset or defense against the Mortgagee or such Foreclosure Purchaser;

        (b) For the commencement or completion of any construction or any contribution toward construction or installation of any improvements upon the Demised Premises, or any expansion or rehabilitation of existing improvements thereon, or for restoration of improvements following any casualty not required to be insured under the Lease or for the costs of any restoration in excess of the proceeds recovered under any insurance required to be carried under the Lease; or

        (c) For any prepayment of rent, rental security or any other sums deposited with the Landlord under the Lease and not delivered to the Mortgagee or such Foreclosure Purchaser.

The Mortgagee or such Foreclosure Purchaser shall be liable to the Tenant under the Lease only during the Mortgagee's or such Foreclosure Purchaser's period of ownership, and such liability shall not continue or survive as to the transferor after a transfer by the Mortgagee or such Foreclosure Purchaser of its interest in the Lease and the Demised Premises.

        6. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to a party's address set forth above or to such other address as any party may give to the others in writing for such purpose.

        7. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure therefrom will be effective unless made in a writing signed by the Mortgagee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

        8. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        9. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

        10. As used in this Agreement, the word "Tenant" shall mean the Tenant and/or the subsequent holder of an interest under the Lease, provided the interest of such holder is acquired in accordance with the terms and provisions of the Lease, the word "Mortgagee" shall mean the Mortgagee or any subsequent holder or holders of the Mortgage and the Assignment, and the word "Foreclosure Purchaser" shall mean any party other than the Mortgagee acquiring title to the Property by purchase at a foreclosure sale, by deed or otherwise. Subject to the foregoing, this Agreement shall bind and inure to the benefit of the Landlord, the Tenant and the Mortgagee, their heirs, legal representatives, successors and assigns.

     11. This Agreement has been delivered to and accepted by the Mortgagee and will be deemed to be made in the State where the Mortgagee's office indicated above is located. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE MORTGAGEE'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES, EXCEPT THAT THE REAL PROPERTY LAWS OF THE STATE WHERE THE DEMISED PREMISES ARE LOCATED (IF DIFFERENT FROM THE STATE WHERE THE MORTGAGEE IS LOCATED) SHALL GOVERN TO THE EXTENT APPLICABLE.

WITNESS the due execution hereof as a document under seal, as of the date first written above.


WITNESS / ATTEST:                                                      MORTGAGEE:

                                                                       PNC BANK, DELAWARE


                                                                       By:
-----------------------------------------------------------------         ----------------------------------------------
                                                                                                                  (SEAL)
Print Name:                                                            Print Name:
           ------------------------------------------------------                ---------------------------------------

                                                                       Title:
                                                                             -------------------------------------------


                                                                       LANDLORD:
                                                                       McConnell Development Corporation, Inc.
                                                                       700 Frenchtown Development Corporation


              /s/ HENRY WINCHESTER III                                 By:           /s/ PAUL M. McCONNELL
-----------------------------------------------------------------         ----------------------------------------------
                                                                                                                  (SEAL)
Print Name:   Henry Winchester III                                     Print Name:   Paul M. McConnell
           ------------------------------------------------------                ---------------------------------------

                                                                       Title:        President
                                                                             -------------------------------------------


                                                                       TENANT:


                                                                              ------------------------------------------

              /s/ LAWRENCE D. BARRETT                                  By:           /s/ OSWALDO F. DUENAS
-----------------------------------------------------------------         ----------------------------------------------
                                                                                                                  (SEAL)
Print Name:   Lawrence D. Barrett                                      Print Name:   Oswaldo F. Duenas
           ------------------------------------------------------                ---------------------------------------

                                                                       Title:        Vice President
                                                                             -------------------------------------------


                                   EXHIBIT H

                          TENANT ESTOPPEL CERTIFICATE


Lessor:
Lessee:

Identification of Leased Premises: Approximately _____-square-feet within a ____________ warehouse and office building on land known as _______________
________________________________________________________________________________
__________________________________________ as more fully set forth in the lease.

Date of Original Lease:

Date(s) of any amendments:

                The undersigned, the Tenant named above of the premises identified above (the "Premises") to induce ____________ (the "Lender") to make a loan to Landlord hereby certifies to Lender the following:

                1. The undersigned has accepted and is in possession of and occupies the Premises under the Lease, which is in full force and effect. The initial term of the Lease commenced on 198__.

                2. There have been no modifications or changes in the Lease, except by those amendments listed above.

                3. The undersigned is paying the full lease rental, which on the rental payment due in ___________, 19__ is _________ basic minimum rent per month, and is also paying its proportionate share (___%) of real estate taxes, insurance premiums and expenses of snow removal, parking lot maintenance and grass cutting.

                4. No rent or other sum payable under the Lease has been paid for more than thirty days in advance of its due date.

                5. To the knowledge of Tenant, the Landlord is not in default under the Lease and the undersigned has no defense, setoff or counterclaim against Landlord under the Lease or otherwise.

                6. The undersigned has not assigned, mortgaged or encumbered the Tenant's interest under the Lease.

                7. Tenant acknowledges receipt of notice that all of the Landlord's interest in the Lease has been assigned to Lender as further security for one or more loans to Landlord.

        8. These statements, agreements, representations and acknowledgements shall bind the undersigned, its successors and assigns and the undersigned shall deliver a copy hereof to any assignee of its interest in the Lease.

        IN WITNESS WHEREOF, the undersigned has caused this Estoppel Certificate to be duly executed this ___ day of ____________, 19__.

ATTEST:

        (Name of Lessee)




        By

            Name:
            Title:





                                       11